GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

Supplement dated March 23, 2011

To the Prospectus dated May 1, 2010, as supplemented

on June 15, 2010, August 27, 2010 and September 14, 2010

U.S. Equity Fund

Effective May 1, 2011, George A. Bicher will resign as a portfolio manager for the U.S. Equity Fund, as he transitions into a new role within GE Asset Management Incorporated (“GEAM”). David B. Carlson, the Chief Investment Officer of U.S. Equities at GEAM, will be added as a portfolio manager of the U.S. Equity Fund. Mr. Carlson and Paul C. Reinhardt will co-manage the portion of the U.S. Equity Fund’s assets previously managed by Mr. Bicher. Mr. Carlson’s biographical information is as provided below.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement, and will begin serving as a portfolio manager for the U.S. Equity Fund effective May 1, 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989, and an Executive Vice President in 2003.

This Supplement should be retained with your Prospectus for future reference.